UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2007
SCHERING—PLOUGH CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New Jersey (State or Other Jurisdiction of Incorporation)	1-6571 (Commission File Number)	22-1918501 (IRS Employer Identification Number)
2000 Galloping Hill Road
Kenilworth, NJ 07033
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (908) 298-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OF ASSETS.
On November 19, 2007, Schering-Plough Corporation closed the acquisition of Organon BioSciences N.V. from Akzo Nobel N.V. for approximately €11 billion in cash. Organon BioSciences is comprised primarily of Organon, a human health business, and Intervet, an animal health business. It also includes Nobilon, a human vaccine development unit, and Diosynth, a third-party manufacturing unit of Organon.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits
99.1 Press release dated November 19, 2007 titled “Schering-Plough Completes Acquisition of Organon BioSciences”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schering-Plough Corporation
By: /s/ Steven H. Koehler
Steven H. Koehler
Vice President and Controller

Date: November 26, 2007

Exhibit Index

Exhibit
Number	Description

99.1	Press release dated November 19, 2007 titled “Schering-Plough Completes Acquisition of Organon BioSciences”